OPPENHEIMER EUROPE FUND Supplement  dated February 8, 2001 to the Statement of
      Additional Information dated December 27, 2000, Revised March 1, 2001

         The Statement of Additional Information is revised as follows:

1. The following sentence is added to the end of the third paragraph under the section captioned "Foreign Securities" on page 2 :

Notwithstanding the foregoing, the Fund may invest up to 20% of its net assets in the euro for investment purposes.



February 8, 2001                                                     PX0261.002